UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 18, 2013

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-12619	43-1766315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Market Street

St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code (314) 877-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

As previously reported in its Current Report on Form 8-K filed on August 8, 2008, Cable Holdco, Inc. entered into an indenture (the “Indenture”) dated August 4, 2008 with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), under which Cable Holdco, Inc. issued (i) $577,500,000 aggregate principal amount of its 7.29% Senior Notes due 2018 (the “2018 Fixed Rate Notes”), (ii) $20,000,000 aggregate principal amount of its Floating Rate Notes (the “Floating Rate Notes”), (iii) $67,000,000 aggregate principal amount of its Senior Notes due 2020 (the “2020 Fixed Rate Notes,” and together with the 2018 Fixed Rate Notes and the Floating Rate Notes, the “Notes”). On the same date Ralcorp Mailman LLC and Ralcorp Holdings, Inc. (“Ralcorp” or the “Company”), each executed a supplemental indenture (the “First Supplemental Indenture” and “Second Supplemental Indenture”, respectively) to the Indenture pursuant to which Ralcorp ultimately assumed the obligations of Cable Holdco, Inc. under the Indenture and on January 17, 2012, Ralcorp and the Trustee entered into a Third Supplemental Indenture with respect to the Indenture (the “Third Supplemental Indenture”) pursuant to which, among other things, the parties amended certain covenants and consented to certain matters in connection with the separation of the Post cereals business. On January 18, 2013, Ralcorp and the Trustee entered into a Fourth Supplemental Indenture with respect to the Indenture (the “Fourth Supplemental Indenture”) which amends the interest expense coverage ratio covenant to provide that Ralcorp shall maintain an interest expense coverage ratio of not less than 2.75 to 1 on a consolidated basis as of the end of each period of four fiscal quarters of the Company, except that with respect to the four fiscal quarters ending December 31, 2012, such interest expense coverage ratio shall not be less than 2.5 to 1.

Note Purchase Agreement Amendments

Also on January 18, 2013, Ralcorp entered into a Fourth Amendment (the “Fourth Amendment to the 2003 Note Purchase Agreement”) with respect to Note Purchase Agreement dated as of May 22, 2003, as amended (the “2003 Note Purchase Agreement”), and a Second Amendment (the “Second Amendment to the 2009 Note Purchase Agreement”) with respect to Note Purchase Agreement dated as of May 28, 2009 (the “2009 Note Purchase Agreement”). The amendments to the 2003 Note Purchase Agreement and the 2009 Note Purchase Agreement amend the interest expense coverage ratio covenants contained therein so that they are substantially similar to the covenant set forth in the Fourth Supplemental Indenture.

Credit Agreement Amendment

On January 18, 2013, Ralcorp entered into Amendment No. 2 to Credit Agreement (the “Second Credit Agreement Amendment”) relating to Ralcorp’s Credit Agreement dated as of May 1, 2012 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., individually and as administrative agent, and the lenders party thereto, to amend the interest expense coverage ratio covenant to provide that Ralcorp shall maintain an interest expense coverage ratio of not less than 2.75 to 1 as of the end of each fiscal quarter of the Company, except that with respect to the fiscal quarter ending December 31, 2012, such interest expense coverage ratio shall not be less than 2.5 to 1. The Second Credit Agreement Amendment also clarified that the amendment to the definition of “EBIT” included in that certain Amendment No. 1 to Credit Agreement and Waiver, dated November 27, 2012, by and among Ralcorp, JPMorgan Chase Bank, N.A. and the lenders party thereto, was never effected pursuant to such amendment and the definition of “EBIT” remains as set forth in the Credit Agreement.

The foregoing descriptions are qualified in their entirety by reference to the Indenture, as amended, the 2003 Note Purchase Agreement, as amended, the 2009 Note Purchase Agreement, as amended and the Credit Agreement, as amended, copies of which are included as Exhibits 4.1-4.5, and 10.1-10.11 hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index to this report, which Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2013	Ralcorp Holdings, Inc. (Registrant)

	By:	/s/ Scott Monette
Scott Monette
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated August 4, 2008, between Cable Holdco, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed August 8, 2008)

4.2	First Supplemental Indenture, dated August 4, 2008, by and between Ralcorp Mailman LLC and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.2 to the Company’s form 8-K filed August 8, 2008)

4.3	Second Supplemental Indenture, dated August 4, 2008, by and between Ralcorp Holdings, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.3 to the Company’s Form 8-K filed August 8, 2008)

4.4	Third Supplemental Indenture, dated January 17, 2012, by and between Ralcorp Holdings, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.4 to the Company’s Form 8-K filed January 18, 2012)

4.5	Fourth Supplemental Indenture, dated January 18, 2013, by and between Ralcorp Holdings, Inc. and Deutsche Bank Trust Company Americas

10.1	Note Purchase Agreements dated as of May 22, 2003 (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q for the period ended June 30, 2003)

10.2	First Amendment dated as of December 22, 2005 to Note Purchase Agreements dated as of May 22, 2003 and Series A, B, C, D and E and F Senior Notes (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q for the period ended December 31, 2005)

10.3	Second Amendment dated as of July 9, 2008 to Note Purchase Agreements dated as of May 22, 2003 and Series A, B, C, D, E, F, G, H, I and J Senior Notes (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K on August 8, 2008)

10.4	Third Amendment and Consent dated as of January 17, 2012 to Note Purchase Agreements dated as of May 22, 2003 and Series C, D, E, F, I, and J Senior Notes (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed January 18, 2012)

10.5	Fourth Amendment and Consent dated as of January 18, 2013 to Note Purchase Agreements dated as of May 22, 2003 and Series C, D, E, F, I, and J Senior Notes

10.6	Note Purchase Agreement dated May 28, 2009 for $50,000,000 7.45% Senior Notes, Series 2009A, due May 28, 2019 and $50,000,000 7.60% Senior Notes, Series 2009B, due May 28, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed June 3, 2009)

10.7	First Amendment and Consent dated January 17, 2012 to Purchase Agreements dated as of May 28, 2009 and Series A and B Senior Notes (incorporated by reference to Exhibit 10.6 to the Company’s Form 8-K filed January 18, 2012)

10.8	Second Amendment and Consent dated January 18, 2013 to Purchase Agreements dated as of May 28, 2009 and Series A and B Senior Notes

10.9	Amended and Restated Credit Agreement dated as of May 1, 2012, among Ralcorp and the lenders referred to therein (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed May 4, 2012)

10.10	Amendment No. 1 to Credit Agreement and Waiver, dated November 27, 2012, by and among Ralcorp Holdings, Inc., JPMorgan Chase Bank, N.A. and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed November 29, 2012)

10.11	Amendment No. 2 to Credit Agreement, dated January 18, 2013, by and among Ralcorp Holdings, Inc., JPMorgan Chase Bank, N.A. and the lenders party thereto